Filed pursuant to Rule 497(e)
File nos. 811-21940; 333-212228

EIP Growth and Income Fund (the “Fund”)
August 31, 2022
Supplement to the Statement of Additional Information (“SAI”) dated February 28, 2022

At a meeting held on August 23, 2022, the Board of Trustees (the “Board”) of EIP Investment Trust (the “Trust”) appointed Michael Bradley to serve as a member of the Board, effective August 23, 2022. Mr. Bradley is not an “interested person” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust and is therefore considered to be an “Independent Trustee” of the Trust. As a result, the below supplements the disclosure in the following sections of the Fund’s SAI, which begin on page 12:

Management of the Fund
Trustees and Officers - Identification and Background

Name and Month of Birth	Additional Office(s) of the Fund Held by Trustee	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Independent Trustees
Michael W. Bradley Born: 01/1966	None	Since August 2022	Founding member and Partner - Energy Market Strategy, Veriten (Energy-Focused Media Platform) (since January 2022); Managing Director Institutional Sales & Capital Markets, Tudor Pickering & Holt/Perella Weinberg Partners (Energy Investment and Merchant Banking)(2005-2021).	1	N/A

Michael W. Bradley
Mr. Bradley is a founding member and serves as Partner, Energy Market Strategy for Veriten. Mr. Bradley has more than 25 years of experience in investment strategy spanning capital markets, equity investments and sales & trading roles. Previously, he served as Managing Director in Capital Solutions for Tudor, Pickering, Holt & Co. Earlier, Mr. Bradley was a partner and co-portfolio manager of an energy-focused hedge fund at Dorado Partners, LP. Before Dorado, Mr. Bradley served as a co-portfolio manager and equity research analyst of an energy-focused hedge fund at Catequil Asset Management, a Vice President and Equity Portfolio Manager of an energy focused hedge fund at Enron Capital & Trade, an equity research analyst covering both value and growth funds at First Union Bank, and an equity research analyst at Southeast Banks, NA.

Filed pursuant to Rule 497(e)
File nos. 811-21940; 333-212228

COMMITTEES

The Board of Trustees of the Fund has three standing committees, the Audit Committee, the Valuation Committee, and the Nomination and Compensation Committee.
Mr. Faia and Mr. Bradley are the members of the Audit Committee.
Mr. Faia and Mr. Bradley are members of the Valuation Committee.
Mr. Faia and Mr. Bradley are the members of the Nomination and Compensation Committee.

The following table sets forth the estimated aggregate compensation to be paid by the Fund to Mr. Bradley for the fiscal year ending October 31, 2023. The Fund has no retirement or pension plans.

NAME OF TRUSTEE	ESTIMATED AGGREGATE COMPENSATION FROM FUND
Independent Trustee
Michael Bradley	$35,000
TRUSTEE BENEFICIAL OWNERSHIP OF FUND SHARES
The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund as of December 31, 2021:

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Independent Trustee
Michael Bradley	None

Additionally, all references to Mr. Arnold M. Reichman in the SAI are deleted.